As filed with the Securities and Exchange Commission on May 16, 2003

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FACTUAL DATA CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	75-1236955 (I.R.S. Employer Identification No.)

5200 Hahns Peak Drive
Loveland, Colorado 80538
(970) 663-5700
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

1999 EMPLOYEE FORMULA AWARD STOCK OPTION PLAN

(Full title of the plan)

Copies of communications to:

Samuel E. Wing, Esq.
David A. Thayer, Esq.
Jones & Keller, P.C.
1625 Broadway, Suite 1600
Denver, Colorado 80202
(303) 573-1600
(Name, address, including zip code, and telephone
number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

Title of each		Proposed maximum	Proposed maximum
class of Securities	Amount to	offering price	Aggregate	Amount of
to be registered	be registered	per share	Offering price	Registration fee

Common Stock	600,000	$11.71	$7,026,000	$569 (1)

(1)	Calculated in accordance with Rule 457(h) under the Securities Act of 1933, as amended.

Item 8. Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-5.1 Opinion/Consent of Jones & Keller P.C.
EX-23.1 Consent of BDO Seidman LLP
EX-23.2 Consent of Ehrhardt Keffe Steiner Hottman

     Pursuant to General Instruction E of Form S-8, Factual Data Corp. hereby registers an additional 600,000 shares of its Common Stock issuable pursuant to its 1999 Employee Formula Award Stock Option Plan and hereby incorporates by reference the contents of its Registration Statement on Form S-8 as filed with the Securities and Exchange Commission on December 14, 1999 (#333-92693).

Item 8. Exhibits.

     The following documents are filed as a part of this registration statement.

Exhibit
Number	Description

4.1	Factual Data Corp. 1999 Employee Stock Purchase Plan.[1]

4.2	Factual Data Corp. 1999 Employee Formula Award Stock Option Plan.[1]

5	Opinion of Jones & Keller, P.C. regarding legality of securities.[1]

5.1	Opinion of Jones & Keller, P.C. regarding legality of additional securities.[2]

23.1	Consent of BDO Seidman LLP[2]

23.2	Consent of Ehrhardt Keefe Steiner & Hottman, P.C.[2]

23.3	Consent of Jones & Keller, P.C. (included in their opinions filed as Exhibits 5 and 5.1).

[1] Filed with the Registration Statement on Form S-8 filed on December 14, 1999 (registration number 333-92693) and incorporated herein by reference.

[2] Filed herewith.

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Loveland, State of Colorado, on May 14, 2003.

FACTUAL DATA CORP.

By: /s/ Jerald H. Donnan

Jerald H. Donnan, Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

By: /s/ Jerald H. Donnan Jerald H. Donnan	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	May 14, 2003

By: /s/ Todd A. Neiberger Todd A. Neiberger	Chief Financial Officer and a Director (Principal Financial and Accounting Officer)	May 14, 2003

By: /s/ James N. Donnan James N. Donnan	President and a Director	May 14, 2003

By: /s/ Robert J. Terry Robert J. Terry	Director	May 14, 2003

By: /s/ Abdul H. Rajput Abdul H. Rajput	Director	May 14, 2003

By: /s/ J. Barton Goodwin J. Barton Goodwin	Director	May 14, 2003

By: Daniel G. Helle	Director

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EXHIBIT INDEX

Exhibit
Number	Description

4.1	Factual Data Corp. 1999 Employee Stock Purchase Plan.[1]

4.2	Factual Data Corp. 1999 Employee Formula Award Stock Option Plan.[1]

5	Opinion of Jones & Keller, P.C. regarding legality of securities.[1]

5.1	Opinion of Jones & Keller, P.C. regarding legality of additional securities.[2]

23.1	Consent of BDO Seidman LLP[2]

23.2	Consent of Ehrhardt Keefe Steiner & Hottman, P.C.[2]

23.3	Consent of Jones & Keller, P.C. (included in their opinions filed as Exhibit 5 and 5.1).

[1] Filed with the Registration Statement on Form S-8 filed on December 14, 1999 (registration number 333-92693) and incorporated herein by reference.

[2] Filed herewith.

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